NUVECTRA™


Algovita®


Virtis™

NEW DIRECTIONS IN NEUROSTIMULATION

August 2018 Investor Presentation

Scott Drees, CEO
Walter Berger, COO & CFO

LEGAL DISCLAIMER

This presentation contains "forward-looking statements," including statements we make regarding the outlook for Nuvectra™ as an independent publicly-traded company. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of our control. Our actual performance may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include: (i) our ability to successfully commercialize Algovita™ and to develop, complete and commercialize enhancements or improvements to Algovita; (ii) our ability to successfully compete with our current SCS competitors and the ability of our U.S. sales representatives to successfully establish market share and acceptance of Algovita, (iii) the uncertainty and timing of obtaining regulatory approvals in the United States and Europe for our Virtis™ SNM system, (iv) our ability to successfully launch and commercialize the Virtis SNM system if and when it receives regulatory approval (v) our ability to demonstrate the features, perceived benefits and capabilities of Algovita to physicians and patients in competition with similar products already well established and sold in the SCS market; (vi) our ability to anticipate and satisfy customer needs and preferences and to develop, introduce and commercialize new products or advancements and improvements to Algovita in order to successfully meet our customers' expectations; (vii) the outcome of our development plans for our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; (viii) our ability to identify business development and growth opportunities and to successfully execute on our strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs for new product offerings; (ix) the performance by our development partners, including Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; (x) the scope of protection for our intellectual property rights covering Algovita and other products using our neurostimulation technology platform, along with any product enhancements or improvements; (xi) our ability to successfully build, attract and maintain an effective commercial infrastructure and qualified sales force in the United States; (xii) our compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals; (xiii) our reliance on each of Integer, our exclusive and sole manufacturer and supplier of parts and components for Algovita, and Minnetronix, Inc., our sole-source supplier of external peripheral devices; (xiv) any supplier shortages related to Algovita or its components and any manufacturing disruptions which may impact our inventory supply as we expand our business; (xv) any product recalls, or the receipt of any warning letters, mandatory corrections or fines from any governmental or regulatory agency; (xvi) our ability to satisfy the conditions and covenants, including trailing six month revenue milestones, of our Credit Facility; and (xvii) our ability to raise capital through means other than or in addition to the Credit Facility should it become necessary to do so, through another public offering of our common stock, private equity or debt financings, strategic partnerships, or other sources. Please see the section entitled "Risk Factors" in Nuvectra's Annual Report on Form 10-K and in our other quarterly and periodic filings for a description of these and other risks and uncertainties. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

INVESTMENT HIGHLIGHTS

- Significant revenue growth opportunity in large, established markets
- Neurostimulation platform technology and IP for multiple indications
- ~$50M+ annualized consolidated revenue run-rate in Q2'18[1]
- Proven commercial success 2,000+ US Algovita implants
- Advancing SCS post-market clinical data
- Expect Virtis™ entrant in U.S. SNM market in 1H 2019[2]
- directSTIM DBS CE Mark 1H 2019

NUVECTRA™

(1) Q2 2018 annualized revenue run-rate calculated as of Q2 2018 reported, unaudited consolidated revenue multiplied by 4 //
(2) The Virtis System is not approved for commercial distribution in the United States or the European Union
// Note: Nuvectra became an independent company in March 2016 following its spin-off from Integer Holdings Corporation, formerly known as Greatbatch

NUVECTRA - POSITIONED FOR SUCCESS

~$3.4B[1]

Large & Growing Target Markets

- Spinal Cord Stimulation (SCS)
- Sacral Neuromodulation (SNM)
- Deep Brain Stimulation (DBS)

Platform Technology

- Expansive IP Portfolio
- Access to multiple markets & indications
- Partnering opportunities (i.e., DBS development agreement)



Algovita SCS System

- Powerful IPG
- Four stim modes
- Stretchable leads
- Discreet patient control

Focused on Growth

- Build world class distribution team
- Clinical studies investment
- Virtis approval
- MR conditional approvals

NUVECTRA™

(1) Aggregate SCS, SNM, and DBS market size for 2017 based upon market research and Company estimates.

NEUROSTIMULATION TARGET MARKET OPPORTUNITIES

SCS MARKET (2)


ABT
BSX
MDT
NVRO
NVTR

SNM MARKET (2)


MDT

DBS MARKET (2)


ABT
BSX
MDT

CHRONIC PAIN

~$2.0B
~11% CAGR


$1,770
$2,010
$2,280
$2,520
$2,710
2016
2017
2018
2019
2020

BLADDER & BOWEL CONTROL

~$690M
~8% CAGR


$630
$690
$750
$810
$870
2016
2017
2018
2019
2020

MOVEMENT DISORDERS

~$650M
~9% CAGR


$600
$650
$710
$780
$850
2016
2017
2018
2019
2020

(1) Aggregate SCS, SNM, and DBS market size for 2017 based upon market research and Company estimates; CAGR 2016-2020
(2) Market size and share data based on market research and Company estimates. Market size shown in millions (USD) and market share LTM as of Sept. 30, 2017

PLATFORM DESIGNED FOR MULTIPLE INDICATIONS

NUVECTRA™

IMPLANTABLE PULSE GENERATOR


Algovita
NUVECTRA
Algovita
NUVECTRA

LEADS



PHYSICIAN & PATIENT PROGRAMMERS



PROPRIETARY PROCESSORS



BROAD IP PORTFOLIO

	US	EU
ISSUED:	211	189
PENDING:	42	46

100+ YEARS OF NEUROSTIMULATION EXPERIENCE



Scott Drees
CEO & DIRECTOR

- QIG Group, CEO & Founding Partner
- Founding Division President, Advanced Neuromodulation Systems Inc. (ANSI)
- Prior experience: St. Jude Medical, Boston Scientific, J & J
- 37 yrs. implantable med. device experience; 22 years in neuromodulation



Walter Berger
COO & CFO

- 30+ yrs. financial and operating management experience
- Significant public company CFO and operations experience



Paul Hanchin
PRESIDENT

- 30+ yrs. med. device experience
- Prior experience: Flowonix Medical, St. Jude Medical, Advanced Neuromodulation Systems, Boston Scientific, Cyberonics



Ben Tranchina
CTO

- 25+ yrs. industry experience
- Prior experience: VP Product Development at ANSI/SJM Neuro
- CEO of Veressa Medical



Melissa Beare
EVP, GENERAL COUNSEL

- Significant med device and public company experience



Scott Holstine
SENIOR VP, U.S. SALES



Alan Mock
VP, BUSINESS DEVELOPMENT



Bernie Bosley
EXECUTIVE DIRECTOR, REGULATORY & CLINICAL AFFAIRS



Bonnie Schmidt
EXECUTIVE DIRECTOR, HR

NUVECTRA™

SCS: OUR FIRST OPPORTUNITY



PROBLEM

Chronic pain is a significant
medical, economic and social problem.

CHRONIC PAIN [1]

- **~1.5B worldwide** suffer from chronic pain
- **~$300B annual** healthcare spend in U.S.
- Growing incidence of chronic pain among aging population
- **Strong demand for non-opioid therapies**



SOLUTION

Paradigm is changing:
pharmaceuticals to electroceuticals.

SPINAL CORD STIMULATION

- Next gen technology shown to improve outcomes
- Proven clinical efficacy
- Viable alternative to long-term opioid therapy [2]
- Alternative to repeated spinal surgery [3]
- Established reimbursement

(1) The American Academy of Pain Medicine; Facts and Figures on Pain // (2) Deer TR Neurostimulation as a method of reducing or eliminating opioids in the treatment of chronic Pain. Expert Rev. Med. Devices 10(6), 697–699 (2013) // (3) North RB, Kidd DH, Farrokhi F et al. SCS versus repeated lumbosacral spine surgery for chronic pain: a randomized, controlled trial. Neurosurgery 2005;56:98–107

ALGOVITA SCS SYSTEM

Designed to *improve outcomes.*


Algovita

NUVECTRA™

POWERFUL IPG THERAPY DELIVERY

FOUR STIMULATION MODES

- High Fidelity Tonic
- Burst
- Ultra Long PW
- High Frequency



Algovita
NUVECTRA
Algovita
NUVECTRA

CORE ADVANTAGES:

- 24 channels / current sources with current steering
- Broad parametric ranges
- Embedded capabilities including multi-waveform generator

	 Nuvectra	 Medtronic	 Abbott	 Boston Scientific	 Nevro
CONFIGURATION	3x8 and 2x12	2x8	2x8	4x8	2x8
CHANNELS	24	16	16	32	16
POWER SOURCES	24	1	1	32	1
MAX AMPLITUDE	30 mA	25.5 Ma	25.5 mA	25.5 mA	15 mA
FREQUENCY	2-2,000 Hz	40-1,200 Hz	2-1,200 Hz	2-1,200 Hz	2-10,000 Hz
PULSE WIDTH	20-1,500 µs	60 – 1,000 µs	50-1,000 µs	20-1,000 µs	20-1,000 µs

NUVECTRA™

System comparison based on technical manuals and promotional collateral from each company. Pictures taken from company websites.

A NEW GENERATION OF PERCUTANEOUS LEAD DESIGN

World's first ***stretchable leads.***

KEY CAPABILITIES

- Lead elongation (stretchability)
- Kink-resistant
- Reduce lead migration (13%)[1]
- Reduce lead breakage (9%)[1]
- Increase spinal coverage






STRANDED WIRE
8-Electrode Leads
COMPETITORS
DUAL COIL DESIGN
8 & 12-Electrode Leads
ALGOVITA

NUVECTRA™

(1) Cameron et al., 2004. Safety & Efficacy of SCS in Chronic Pain. Journal of Neurosurgery, (Spine 3) 100: 254-267.

A NEW GENERATION OF SURGICAL/PADDLE LEADS

KEY CAPABILITIES

- Reduced size and volume improves safety profile(1)
- Steerable stylet and posterior stabilizing ribs
- Multi-midline electrode configuration
- Stretchable lead body and single lead tail

TWO PLACEMENT OPTIONS:

- Traditional placement
- Direct visual placement (articulating hinge design)





Articulating hinge
Low profile



Traditional Placement



Direct Visual Placement

NUVECTRA™

(1) Levy R et al. Incidence and Avoidance of Neurologic Complications with Paddle Type SCS Leads. Neuromodulation 2011

SIMPLIFYING PROGRAMMING COMPLEXITY & PATIENT INTERACTION



CLINICIAN

- Algorithmic-driven programming with direct patient input
- Precise current steering in 1% increments
- Wireless



PATIENT

- Key fob patient controller
- Icon based touch screen
- Wireless telemetry
- Combination recharger – patient controller



NUVECTRA™

NUVECTRA REVENUE GROWTH



Revenue ($M)
$14
$12
$10
$8
$6
$4
$2
$0
NeuroNexus
Services
Algovita
$2.1
$2.6
$3.8
$4.2
$5.0
$7.2
$7.6
$12.0
$10.6
$13.1
$0.4
$0.6
$1.2
$2.0
$3.4
$5.5
$6.3
$10.4
$9.1
$11.5
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18

ALGOVITA

	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18
YoY growth	-	22%	913%	604%	716%	866%	441%	416%	168%	110%
QoQ sequential growth	-	37%	105%	73%	68%	62%	15%	65%	-13%	27%

NUVECTRA

	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18
YoY growth	-	71%	196%	220%	144%	183%	102%	188%	110%	82%

NUVECTRA™

Note: 1. Quarter over quarter growth is expected to be impacted by the seasonal nature of this business // 2. Unaudited

U.S. COMMERCIALIZATION

NUVECTRA™

HIRE PROVEN SELLING TEAM

Sales management, national account coverage, direct reps, sales agents, clinical specialists

- U.S. Algovita sales team
  - Increased to ~60 territories[(1)]
  - Increased to ~10 regions[(1)]
- Continued expansion into new territories

CAPTURE MARKET SHARE



1%~$15M
Industry ASP ~$20-25K

QUARTERLY REP PRODUCTIVITY[(2)]



~$65K
~$165K
~$100
~$200K
~$130K
~$220K
2017
2018
Q1
Q2
Q3
Q4

ESTIMATED REP PRODUCTIVITY RAMP[(3)]



~$300K-500K
~$600K-900K
~$1.2M-1.5M
Y1
Y2
Y3

(1) As of August 7, 2018
(2) Quarterly rep productivity calculated as quarterly U.S. Algovita revenue divided by the average of quarter beginning and ending active territories //
(3) Territory productivity will vary based on market size, competitive market conditions, and density of coverage // Unaudited figures.


NUVECTRA™

POST-MARKET CLINICAL DATA STRATEGY


Algovita
NUVECTRA
Algovita
NUVECTRA



INITIAL STUDY ARM & TIMING

- Compare outcomes: high fidelity tonic vs. ultra long pulse width
- 60 patients @ 12 sites
- IRBs established, sites & patient enrollment initiated
- Advance data through publication and presentation

FOUR-ARM POST-MARKET STUDY

- Designed to study real-world outcomes of the four stimulation modes offered by the Algovita SCS System
  - High fidelity tonic
  - Burst
  - Ultra long pulse width
  - High frequency

VIRTIS™ SACRAL NEUROMODULATION SYSTEM



7000
SN 123456
Virtis™ MRI
NUVECTRA

Not Approved in the U.S. or EU

Note: The Virtis System is not approved for commercial distribution in the United States or the European Union.

VIRTIS™ SNM SYSTEM(1)

MARKET OPPORTUNITY

- ~400M candidates worldwide(2)
- ~$690 million market(2)
- 20+ years proven efficacy
- 225,000 implants worldwide(2)
- Established reimbursement

COMMERCIAL STRATEGY

- Awaiting FDA response to regulatory resubmission
- Build Urology / UroGyn focused sales reps
- Leverage existing sales management infrastructure
- Prioritize U.S. market



Virtis MRI
NUVECTRA



Pulse Generator
Lead
Sacral Nerves
Bladder

Virtis' pending indication is for the treatment of *chronic urinary retention and the symptoms of overactive bladder.*

(1) The Virtis System is not approved for commercial distribution in the United States or the European Union. // (2) Market size and growth information is for 2017 and is based upon market research and Company estimates. // (3) Not FDA approved in US

VIRTIS: A NEW GENERATION OF LEAD DESIGN



CORE ADVANTAGES

- Two leads
- Stretchable
- Reinforced lead body
- Anchoring mechanism (fins vs. tines)


United States Patent
Finley et al.
Patent No.: US 8,644,953 B1
Date of Patent: Feb. 4, 2014


United States
Patent Application Publication
SWOYER et al.
Pub. No.: US 2014/0005675 A1
Pub. Date: Jan. 2, 2014


Michele Spinelli, MD


Steven Siegel, MD

Note: The Virtis System is not approved for commercial distribution in the United States or the European Union. // Not FDA approved or CE marked.

VIRTIS COMPETITIVE COMPARISON [1,2]



Virtis





	Virtis™[1]	InterStim II™	Axonics
MR CONDITIONAL	Full Body / Head [3]	Head	Head
# OF LEADS	1 or 2	1	1
LEAD FIXATION	Fins	Tines	Tines
REINFORCED LEAD BODY	Yes: Braid	No	No
PATIENT CONTROLLER	Key Fob	Traditional	Key Fob
BATTERY	Rechargeable	Primary Cell	Rechargeable
STIM OUTPUT	Current	Voltage	Current
POWER SOURCES	4	1	1
CURRENT STEERING	Yes	No	No
COMMUNICATION	Wireless	Inductive	Wireless
IPG VOLUME	19.5 cc	14 cc	~ 6 cc

NUVECTRA™

(1) The Virtis System is not approved for commercial distribution in the United States or the European Union. //
(2) System comparison based on internal market research and technical manuals and promotional collateral from each company. Images sourced from company websites.
(3) Varies by geography as submitted

STRATEGIC DEVELOPMENT AGREEMENT

ALEVA NEUROTHERAPEUTICS AGREEMENT

- Development agreement through 2018[1]
- Nuvectra to license platform of IPG and programmers to Aleva for royalties
- Aleva provides MEMS technology with directSTIM directional DBS lead
- Field of use: DBS for Parkinson's Disease (PD) and Essential Tremor (ET)

NEUROTHERAPEUTICS aleva



DBS MARKET OPPORTUNITY

- ~$650 million market[2]
- 20+ years proven efficacy
- Established reimbursement
- 7-10M PD patients worldwide[3]
  - ~1MPD patients in the U.S.
- >10M ET patients in the U.S.[4]
- 150,000+ worldwide implants[2]



NUVECTRA™

(1) In Aug. 2017, entered into an Amended and Restated Development Agreement with Aleva Neurotherapeutics to extend the development agreement through 2018. Aleva raised $13M in Series D proceeds in 10/17
(2) Market size and growth information is for 2017 and is based upon market research and Company estimates. //
(3) Parkinson's Disease Foundation // (4) International Essential Tremor Foundation


Algovita

THANK YOU!

NUVECTRA™


Virtis

FROST & SULLIVAN

Nuvectra's
Spinal Cord Stimulator
Receives Frost & Sullivan's
2017 New Product Innovation Award

LEARN MORE


FROST & SULLIVAN
2017
BEST
PRACTICES
AWARD
NORTH AMERICAN
SPINAL CORD STIMULATION
NEW PRODUCT INNOVATION AWARD

CE MARK: ALGOVITA MR CONDITIONAL REGULATORY STRATEGY

	Medtronic	Boston Scientific		Abbott		nevro	NUVECTRA
SYSTEM	Intellis™ & Restore IPG Family	Spectra™ & Spectra WaveWriter™	Montage	Protégé MRI™	Proclaim Elite™	Senza™	Algovita™
APPROVAL	Full Body	Head	Full Body	Head & Extremities	Full Body	Full Body	Full Body(1)
STRENGTH	1.5T	1.5T	1.5T	1.5T	1.5T	1.5T & 3T	1.5T



Full-Body Submission: Q3 2017

Full-Body Approval: Q3–Q4 2018

Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
	2017			2018			2019

(1) Algovita is currently not MR conditional approved. Full body MR conditional approval is expected based on the timeline indicated on the slide

FDA: ALGOVITA MRI CONDITIONAL REGULATORY STRATEGY

	Medtronic	Boston Scientific	Abbott	nevro	NUVECTRA
SYSTEM	Intellis™	Precision Spectra™	Protégé MRI™	Senza™	Algovita™
APPROVAL	Full Body	Head	Head & Extremities	Full Body	Full Body[1]
STRENGTH	1.5T	1.5T	1.5T	1.5T & 3T	1.5T




Full-Body Submission
Head Only Approval
Full-Body Approval
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2017
2018
2019

NUVECTRA™

(1) Algovita is currently not MRI conditional approved. Head only and full body MRI conditional approvals expected based on the timeline indicated on the slide

A New Generation of Paddle Leads

- Reduced length & thickness *(<40% volume)*
- 2 placement options
  - – Traditional caudal level placement
  - – Direct visual placement *(articulating hinge design)*
- Multi-midline electrode configuration
- Stylet and posterior stabilizing ribs
- Stretchable lead body
- Single lead tail





1 mm*





Paddle width: 9.0 mm
Array width: 7.9 mm
7 Centers of stimulation
Paddle length: 38.4 mm
Array length: 29.8 mm
Paddle height: 1 mm + 1 mm stabilizing ribs



NUVECTRA™

Paddle Volume Matters

	Boston Scientific		Medtronic		St. Jude Medical		NUVECTRA	
Configuration	2x8	4x8	2x8	5-6-5	5-6-5	4x5	2x6	3-4-3-2
Volume* (cc)	0.7	0.9	0.8	1.16	1.3	0.9	0.47	0.55
Paddle (mm)	8x45	9x50	7.6x56	10x64	13x57	11x46	6.5x54	9x38.4
Height (mm)	2 mm	2 mm	2 mm	2 mm	2 mm	2 mm	1 mm 1 mm	1 mm 1 mm




2 mm


Epidural space


1 mm